COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of March 29, 2001 by and between Pro Net Link Corp., a Nevada corporation (the "Company"), and Waveland Capital, LLC, a Colorado limited liability company (the "Purchaser").

                                    RECITALS

     A. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to Purchaser from time to time as provided herein, and Purchaser shall purchase, up to $5,000,000 of Common Stock (as defined below) and the Company shall issue to the Purchaser Initial Warrants and Performance Warrants (as defined below); and

     B. Such investments will be made by the Purchaser as statutory underwriter of a registered indirect primary offering of such Common Stock by the Company.

     NOW, THEREFORE, in consideration of the Recitals and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                   AGREEMENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1. CERTAIN DEFINITIONS.

     (a) "Effective Date" shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is (i) initially declared effective by the Securities and Exchange Commission (the "SEC") (which date shall be referred to herein as the "Initial Effective Date") and (ii) declared effective by the SEC for subsequent registrations, if any, of the Shares.

     (b) "Floor Price" shall mean the price per Share designated by the Company in a Put Notice below which the Company will not be required to sell shares of its Common Stock for that particular Put Notice.

     (c) "GAAP" shall mean the Generally Accepted Accounting Principles as those conventions, rules and procedures are determined by the Financial Accounting Standards Board and its predecessor agencies.

     (d) "Initial Warrants" shall mean the non-transferable, divisible warrants to purchase the Company's Common Stock that are issued at the time of the execution of this Agreement, as are more fully defined in Section 5.2(f), below.

     (e) "Investment Amount" shall mean the amount of a particular purchase of Common Stock as a result of a Put Notice, determined by multiplying the number of Put Shares times the Market Price.

     (g) "Market Price" shall mean the average of the three lowest closing bid prices of the Company's Common Stock for the ten Trading Days beginning on the Commencement Date.

     (h) "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other Material Agreement (as defined in Section 3.1(u)).

     (i) "Performance Warrants" shall mean the non-transferable, divisible warrants to purchase the Company's Common Stock that are issued at the time that certain minimum funding levels are achieved, as are more fully defined in Section 5.3(f), below.

     (j) "Principal Market" shall mean initially the OTC Bulletin Board and shall include the American Stock Exchange, Nasdaq Small-Cap Market, Nasdaq National Market or the New York Stock Exchange if the Company becomes listed and trades on such market or exchange after the date hereof, and so long as Company is listed and traded on such market or exchange.

     (k)  "Purchase Price" shall mean 90% of the Market Price.

     (l) "Put" shall mean the sale by the Company to Purchaser of shares of its Common Stock pursuant to the terms and conditions of this Agreement.

     (m) "Put Notice" shall mean the written notice from the Company to the Purchaser pursuant to which the Company exercises a Put for a certain number of shares of its Common Stock, the form of which shall be as set forth in Exhibit A attached hereto.

     (n) "Put Pricing Period" shall mean a period of ten consecutive Trading Days beginning on the date specified in the Put Notice; provided, however, the Put Pricing Period shall not begin before the day on which such notice is delivered pursuant to Section 9.4 herein.

     (o) "Put Shares" shall mean those shares of the Common Stock of the Company that are Put to the Purchaser pursuant to a Put Notice.

     (p) "Registration Statement" shall mean the registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to be filed with the SEC for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit B (the "Registration Rights Agreement").

     (q) "SEC Documents" shall mean the Company's latest Form 10-K or Form 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     (r)  "Settlement Date" shall have the meaning assigned to such term in
          Section 6.1(b).

     (s) "Shares" shall mean the Put Shares and those shares of Common Stock issuable to the Purchaser upon exercise of the Initial Warrants and the Performance Warrants or, if applicable, the Undrawn Minimum Warrants (as defined in Section 7.3(b) below (the "Warrant Shares")).

     (t) "Trading Day" shall mean the hours of 9:30 a.m. until 4:30 p.m. (EST or EDT, as applicable) on any day on which the Principal Market is open for business.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

SECTION 2.1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company up to an aggregate purchase price of $5,000,000 of the Company's Common Stock (the "Commitment Amount"), $.001 par value per share (the "Common Stock") based on the Puts.

SECTION 2.2. THE SHARES. The Company has authorized and reserved free of preemptive rights and other similar contractual rights of stockholders, 20,000,000 of its authorized but unissued shares of Common Stock to cover the Shares to be issued in connection with all Puts and Warrants. The Company covenants to continue to reserve free of such pre-emptive and contractual rights, a sufficient number of its authorized but unissued shares of Common Stock to cover the Shares to be issued in connection with the Initial Warrant and the Performance Warrants or the Undrawn Minimum Warrants.

SECTION 2.3. PURCHASE PRICE AND CLOSING. The Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase that number of the Shares to be issued in connection with each Put Notice. The delivery of executed documents under this Agreement and the other agreements referred to herein and the payment of the fees set forth in Article II of the Escrow Agreement (the "Closing"), which Escrow Agreement shall be in substantially the form as attached as Exhibit C hereto (except for such additional modifications required by either party in their sole discretion) (the "Escrow Agreement") shall take place at the offices of the Bank of New York (the "Escrow Agent") (i) within five business days following the Initial Effective Date, or (ii) such other time and place or on such date as the Purchaser and the Company may agree upon (the "Closing Date"). Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1. REPRESENTATION AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

     (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated validly existing and in good standing under the laws of Nevada and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more than 50% of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     (b) AUTHORIZATION, ENFORCEMENT. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Initial Warrants, the Performance Warrants, the Undrawn Minimum Warrants, and such other documents as are executed in connection with the Agreement (collectively, the "Transaction Documents") and to issue the Put Shares pursuant to their respective terms, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and (iii) the Transaction Documents have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock pursuant to Section 2.2.

     (c) CAPITALIZATION. Except as set forth on Schedule 3.1(c), the authorized capital stock of the Company consists of 150,000,000 shares of Common Stock of which 52,208,070 shares are issued and outstanding and no shares of preferred stock are issued and outstanding. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized and are fully paid and non-assessable, except as set forth in the SEC Documents. Except as set forth in this Agreement and the Registration Rights Agreement and as set forth in the SEC Documents, or on Schedule 3.1(c) hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrant, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth in the SEC Documents or on Schedule 3.1(c), there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue a material number of additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as set forth on Schedule 3.1(c), the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 3.1(c), the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the SEC Documents or on
          Schedule 3.1(c) hereto, the offer and sale by the Company of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and to the Company's knowledge, no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect on the Company's financial condition or operating results. The Company has made available to the Purchaser true and correct copies of the Company's articles or certificate of incorporation as in effect on the date hereof (the "Charter"), and the Company's bylaws as in effect on the date hereof (the "Bylaws"). The Company has not received any notice from the Principal Market questioning or threatening the continued inclusion of the Common Stock on such market.

     (d) ISSUANCE OF SHARES. Subject to Section 2.2, the Shares to be issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof and the Initial Warrants and the Performance Warrants or the Undrawn Minimum Warrants, the Shares shall be validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

     (e) NO CONFLICTS. Except as set forth on Schedule 3.1(e), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations, liens and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the SEC or state securities administrators subsequent to the Closing and any registration statement which may be filed pursuant hereto); provided that, for purpose of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

     (f) SEC DOCUMENTS, FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, except as disclosed in the SEC Documents or on Schedule 3.1(f) hereto, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company has delivered or made available to the Purchaser, through the EDGAR system or otherwise, true and complete copies of the SEC Documents filed with the SEC since December 31, 1998. Except as set forth on
          Schedule 3.1(f), the Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (g) SUBSIDIARIES. The SEC Documents or Schedule 3.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of the Company's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is a party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

     (h) NO MATERIAL ADVERSE EFFECT. Since the date of the financial statement contained in the most recently filed Form 10-Q (or 10-QSB) or Form 10-K (or 10-KSB), whichever is most current, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents or on Schedule 3.1(h) hereto.

     (i) NO UNDISCLOSED LIABILITIES. Except as disclosed in the SEC Documents or on Schedule 3.1(i) hereto, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since such date and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

     (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since the date of the financial statement contained in the most recently filed Form 10-Q
          (or 10-QSB) or Form 10-K (or 10-KSB), whichever is most current, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     (k) INDEBTEDNESS. The SEC Documents or Schedule 3.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (A) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (B) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (C) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

     (l) TITLE TO ASSETS. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the SEC Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the SEC Documents or on Schedule 3.1(1) hereto or such that do not cause a Material Adverse Effect. All such leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

     (m) ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the SEC Documents or on Schedule 3.1(m) hereto, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets, except for such actions as would not, individually or in the aggregate, have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary.

     (n) COMPLIANCE WITH LAW. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective businesses as now being conducted by them unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (o) TAXES. The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability.

     The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible under section 280G of the Internal Revenue Code.

     For purposes of this Section 3.1(o):

     "IRS" means the United States Internal Revenue Service.

     "TAX" OR "TAXES" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

     "TAX RETURN" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

     (p) CERTAIN FEES. Except for those fees payable by the Company to Corpfin.com as set forth on Schedule 3.1(p) hereto, no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

     (q) DISCLOSURE. Neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

     (r) OPERATION OF BUSINESS. The Company and each of the subsidiaries owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the SEC Documents or on Schedule 3.1(r) hereto, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

     (s) INSURANCE. Except as disclosed in the SEC Documents or on Schedule 3.1(s) hereto, the Company carries or will have the benefit of insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaging in similar businesses and similar industries.

     (t) BOOKS AND RECORDS. The records and documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

     (u)  MATERIAL AGREEMENTS. Except as set forth in the SEC Documents, or on
          Schedule 3.1(u) hereto, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-1 or other applicable form (collectively, "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act. Except as set forth on Schedule 3.1(u), the Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. Except as set forth in the SEC Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Common Stock.

     (v) TRANSACTIONS WITH AFFILIATES. Except as more fully set forth in the SEC Documents or on Schedule 3.1(v) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $60,000 between (A) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (B) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning 5% or more of the capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

     (w) SECURITIES LAWS. The Company has complied and will comply with all applicable federal, and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. Except as (i) disclosed in the SEC Documents, (ii) contemplated hereby, and (iii) contemplated by the agreement between the Company and Corpfin.com, neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser). Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of common stock of the Company. The parties acknowledge that the Company has previously engaged in discussions with GEM Advisors, Inc. concerning the sale of certain securities, which discussions did not result in the completion of a financial transaction. All negotiations with GEM Advisors, Inc. have been terminated.

     (x) EMPLOYEES. Neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth in the SEC Documents or on Schedule 3.1(x) hereto, neither the Company nor any subsidiary is in breach of any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. Except as disclosed in the SEC Documents, since the date of the _February 15, 2000, Form 10-Q, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

     (y) ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in SEC Documents or on Schedule 3.1(y) hereto, and except for those matters which would not constitute a Material Adverse Effect, since the date of the financial statement contained in the most recently filed Form 10-Q (or 10-QSB) or Form 10-K (or 10KSB), whichever is most current, neither the Company nor any subsidiary has:

          (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

          (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

          (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

          (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

          (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

          (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchaser or its representatives;

          (vii) suffered any material losses (except for anticipated losses consistent with prior quarters) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

          (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

          (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

          (x) entered into any other material transaction, whether or not in the ordinary course of business;

          (xi) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

          (xii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

          (xiii) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries.

     (z)  GOVERNMENTAL APPROVALS. Except as set forth in the SEC Documents or on
          Schedule 3.1(z) hereto, and except for the filing of any filing prior or subsequent to any Settlement Date that may be required under applicable federal or state securities laws (which if required, shall be filed on a timely basis), including the filing of a registration statement or post-effective amendment pursuant to this Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the delivery of the Shares, or for the performance by the Company of its obligations under this Agreement.

     (aa) USE OF PROCEEDS. The proceeds from the sale of the Shares will be used by the Company and its subsidiaries for general corporate purposes.

     (bb) ACKNOWLEDGMENT REGARDING PURCHASER'S PURCHASE OF SHARES. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on (a) the Purchaser's representations and warranties in Section 3.2, and (b) the independent evaluation by the Company and its own representatives and counsel.

     (cc) INTERNAL ACCOUNTING CONTROLS. The Company is aware of no instance in which its system of internal accounting controls is not sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby makes the following representations and warranties to the Company:

     (a) ORGANIZATION AND STANDING OF THE PURCHASER. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the Colorado.

     (b) AUTHORIZATION AND POWER. The Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action and at the Closing shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Transaction Documents have been duly executed and delivered by the Purchaser and at the Closing shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Purchaser's Articles of Organization or Operating Agreement, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser). The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof.

     (d) FINANCIAL RISKS. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Purchaser is capable of bearing the entire loss of its investment in the Shares.

     (e) ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Purchaser, threatened against the Purchaser which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Purchaser, threatened, against or involving the Purchaser, or any of its properties or assets, except for such actions as would not, individually or in the aggregate, have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Purchaser.

     (f) COMPLIANCE WITH LAW. The Purchaser has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (g) SECURITIES LAWS. The Purchaser has complied and will comply with all applicable federal, and state securities laws in connection with the purchase of the Shares hereunder.

     (h) GOVERNMENTAL APPROVALS. Except as set forth for the filing of any filing prior or subsequent to any Settlement Date that may be required under applicable federal or state securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the purchase of the Shares, or for the performance by the Company of its obligations under this Agreement.

     (i) ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

     (j) GENERAL. The Purchaser understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares.

                                   ARTICLE IV

                                    COVENANTS

     The Company covenants with the Purchaser as follows:

SECTION 4.1. SECURITIES COMPLIANCE. The Company shall notify the Principal Market, if required under its rules and regulations, of the transactions contemplated by this Agreement, shall file a form 8K with the SEC in connection with such transactions, and shall take all other reasonably necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and the Warrant to the Purchaser or subsequent holders.

SECTION 4.2. REGISTRATION AND LISTING. The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action reasonably necessary to continue the listing or trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Purchaser with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three Trading Days of the Company's receipt thereof, until the Purchaser has disposed of all of the Shares. Purchaser affirmatively agrees to notify the Company when it has disposed of all of the Shares it has previously purchased or received under this Agreement.

SECTION 4.3. ESCROW AGREEMENT. The Company and the Purchaser shall enter into the Escrow Agreement (in a form acceptable each of the parties in their sole discretion) with the Escrow Agent hereto respecting payment against delivery of the Shares.

SECTION 4.4. REGISTRATION RIGHTS AGREEMENT. The Company and the Purchaser shall enter into the Registration Rights Agreement. Before the Purchaser shall be obligated to accept a Put request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Shares to be issued in connection with such Put.

SECTION 4.5. ACCURACY OF REGISTRATION STATEMENT. On each Settlement Date, the Registration Statement and the prospectus therein shall not contain any untrue statement of a material fact or omit to state any material fact to be required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and on such Settlement Date or date of filing of the Registration Statement and the prospectus therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 4.6. COMPLIANCE WITH LAWS. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

SECTION 4.7. KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

SECTION 4.8. OTHER AGREEMENTS. The Company shall not enter into any agreement the terms of which such agreement would have a Material Adverse Effect on the ability of the Company to perform its obligations under this Agreement.

SECTION 4.9. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO REQUEST A PUT. The Company will immediately notify the Purchaser in writing pursuant to Section 9.4 herein, upon the occurrence of any of the following events in respect of the Registration Statement or related prospectus in respect of the Shares: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company shall not deliver to the Purchaser any Put Notice during the continuation of any of the foregoing events. In the event that the Company has already delivered a Put Notice prior to the occurrence of one of the foregoing events but before the applicable Settlement Date, Purchaser shall have no obligation to purchase the Put Shares for that particular Put Notice, and the Company may rescind such Put Notice. The Company shall promptly make available to the Purchaser any such supplements or amendments to the related prospectus, at which time, provided that the registration statement and any supplements and amendments thereto are then effective, the Company may recommence the delivery of Put Notices.

SECTION 4.10. CONSOLIDATION; MERGER. The Company shall not, without the prior written consent of the Purchaser, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Purchaser the Shares and the Performance Warrants or Undrawn Minimum Warrants that the Company would actually be required to deliver pursuant to this Agreement at the time of such transaction.

SECTION 4.11. LIMITATION ON FUTURE FINANCING. The Company agrees that, except as set forth below, it will not without the prior written consent of the Purchaser, enter into any sale of its Common Stock or securities convertible into common stock or cash until the earlier of (i) six months from the Initial Effective Date, or (ii) 60 days after the entire Commitment Amount has been purchased by the Purchaser. The Company may, however, sell unregistered shares of the common stock of the Company provided that the purchasers do not grant registration rights allowing such Common Stock to be registered within a period of one year from the date of such sale.

     The Purchaser covenants with the Company as follows:

SECTION 4.12. COMPLIANCE WITH LAW. The Purchaser agrees that its trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed. Without limiting the generality of the foregoing, the Purchaser agrees that it will, whenever required by federal securities laws, deliver the prospectus included in the Registration Statement to any purchaser of Shares from the Purchaser.

SECTION 4.13. SHORT SALES. The Purchaser shall only have the right to sell short shares of Common Stock pursuant to the terms of this Section. Purchaser shall have the right to sell short shares of Common Stock during any Put Period. Purchaser agrees that the maximum number of shares of Common Stock sold pursuant to any short sales within such Put Period shall not exceed the number of Put Shares for the applicable Put Period.

                                    ARTICLE V

                         CONDITIONS TO CLOSING AND PUTS

SECTION 5.1. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE PUT SHARES. The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Put Shares to the Purchaser is subject to the satisfaction or waiver, as of each Settlement Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing and as of each Settlement Date as though made at that time, except for representations and warranties that speak as of a particular date.

     (b) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing and as of each Settlement Date.

     (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (d) NO PROCEEDINGS OR LITIGATION; NO MATERIAL ADVERSE EFFECT. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Purchaser seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions. No event shall have occurred which will have a Material Adverse Effect on the business or prospects of the Purchaser.

     (e) CLOSING THRESHOLD. For the ten Trading Days immediately preceding both the date of the Put Notice and the Settlement Date, the weighted average daily trading volume (volume times closing bid price) of the Common Stock shall be greater than $30,000 and the weighted average closing bid price for the Common Stock shall be not less than $0.10 per share. In the event that either of these thresholds is not met, then, notwithstanding the delivery of a Put Notice, the Company shall not be obligated to Put the Put Shares to the Purchaser.

SECTION 5.2. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE. The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Closing and as of each Settlement Date as though made at that time, except for representations and warranties that speak as of a particular date, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

     (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing and as of each Settlement Date as though made at that time (except for representations and warranties that speak as of a particular date).

     (b) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing and as of each Settlement Date.

     (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (d) NO PROCEEDINGS OR LITIGATION; NO MATERIAL ADVERSE EFFECT. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions. No event shall have occurred which will have a Material Adverse Effect on the business or prospects of the Company.

     (e) INITIAL WARRANTS. Simultaneously with the execution of this Agreement, the Company shall issue to the Purchaser one or more warrant certificates to purchase certain shares of Common Stock. The number of shares of Common Stock purchasable pursuant to the Initial Warrants shall be equal to 250,000 divided by the product of (i) 110% and (ii) the average of the closing bid prices for the five Trading Days immediately preceding the execution of this Agreement. For example, by way of illustration, if the average closing bid price of the Company's common stock for the five Trading Days immediately preceding the date of this Agreement is $0.17 per share, the Initial Warrants shall entitle Purchaser to purchase 1,336,898 shares of Common Stock at $0.187 per share ($0.17 times 110% = $0.187; $250,000 divided by .187
          = 1,336,898 shares). The Initial Warrants shall have a term from their initial date of issuance of five years. The exercise price of the Initial Warrants shall be 110% of the average of the closing bid prices of the Common Stock on the Principal Market during the five Trading Days immediately prior to the execution of this Agreement. The Common Stock underlying the Initial Warrants will be registered in the Registration Statement referred to in Section 4.3 hereof. The Initial Warrants may not be exercisable by Purchaser for a period of 180 days following the execution of this Agreement. The Initial Warrants shall be in the form of Exhibit E hereto.

SECTION 5.3. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO ACCEPT A PUT AND PURCHASE THE SHARES. The obligation hereunder of the Purchaser to accept a Put request and to acquire and pay for the Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

     (a) SATISFACTION OF CONDITIONS TO CLOSING. The Company shall have satisfied, or the Purchaser shall have waived the conditions set forth in Section 5.2(a) - (d) hereof.

     (b) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement registering the Shares covered by the Put shall have been declared effective by the SEC and shall remain effective on each Settlement Date. Such Registration Statement shall not have been suspended by the Securities Exchange Commission for any period exceeding ten consecutive Trading Days.

     (c) NO SUSPENSION OF TRADING. Trading in the Company's Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Put Notice), or trading in securities generally as reported on the Principal Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Principal Market unless the general suspension or limitation shall have been terminated.

     (d) MATERIAL ADVERSE EFFECT. No Material Adverse Effect and no violation of Section 4.10 shall have occurred.

     (e) OPINION OF COUNSEL; ADDITIONAL REQUIREMENTS. The Purchaser shall have received (i) (A) with respect to the first Settlement Date, the opinion of special counsel to the Company, Kronish Lieb Weiner & Hellman, LLP, and of Simon Lincoln, Esq., substantially in the form of Exhibit D hereto, and (B) with respect to each subsequent Settlement Date a "down-to-date" letter from the Company's counsel, confirming that there is no change from the counsel's previously delivered opinion, or else specifying with particularity the reason for any change and (ii) any other items required to be delivered as set forth in the Escrow Agreement.

     (f) PERFORMANCE WARRANTS. At such time as the Company has received a cumulative total of $2,500,000 from the Purchaser for the purchase of the Put Shares, the Company shall issue to the Purchaser the Performance Warrants to purchase certain shares of Common Stock. The Performance Warrants shall entitle Purchaser to purchase Common Stock of the Company in an amount equal to $250,000 divided by the average of the closing bid prices for the five Trading Days immediately preceding the Settlement Date for the last payment that brings the total of the purchases by Purchaser to $2,500,000 (the "Performance Date"). For example, by way of illustration, if the average closing bid price of the Company's common stock for the five Trading Days immediately preceding the Performance Date is $0.17 per share, the Performance Warrants shall entitle Purchaser to purchase 1,470,588 shares of Common Stock at $0.17 per share ($250,000 divided by $0.17 = 1,470,588 shares). The Performance Warrants shall have a term from their initial date of issuance of five years. The exercise price of the Purchase Warrant shall be equal to the average of the closing bid prices of the Common Stock on the Principal Market during the five Trading Days immediately prior to the Performance Date. The Common Stock underlying the Performance Warrants will be registered in the Registration Statement referred to in Section 4.3 hereof. The Performance Warrants shall be in the form of Exhibit F hereto.

     If the conditions precedent to the closing of any Put shall not be satisfied or waived within five days of the relevant Settlement Date, the Company may, within five days thereafter, rescind such Put.

                                   ARTICLE VI

                                    PUT TERMS

SECTION 6.1. PUT TERMS. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

     (a) EXERCISE OF PUT. At any time during the period of 18 months commencing immediately after the Initial Effective Date (the "Commencement Period"), the Company, may, in its sole discretion, issue and exercise a Put, which Put the Purchaser shall be obligated to accept, subject to the terms and conditions set forth in this Agreement. Each Put shall be exercised by delivery to the Purchaser of a Put Notice.

     (b) LIMITATIONS. There shall be at least 15 Trading Days between Puts. The number of shares of Common Stock purchased by the Purchaser with respect to each Put shall be determined as set forth in Sections 6.1(c) and 6.1(d) below and settled on the 14th Trading Day after the date of the Put Notice (the "Settlement Date").

     (c) VOLUME RESTRICTIONS. The maximum number of shares that may be put during any Put Period shall not exceed 15% of the aggregate trading volume of the Common Stock as traded on the Principal Market during the 20 consecutive Trading Days immediately preceding the date of the Put Notice.

     (d) MINIMUM. The minimum Investment Amount (based on the Market Price as of the date of the Put Notice) for any Put shall be $30,000.

     (e) PUT NOTICE. The Company shall inform the Purchaser of the number of Common Shares being Put to the Purchaser (the "Put Shares") by delivering to the Purchaser with a copy to the Escrow Agent, a Put Notice via facsimile transmission in accordance with Section 9.4. The first day of the Put Pricing Period (the "Commencement Date") shall be deemed to be the next Trading Day following delivery of the Put Notice; provided that if the Put Notice shall be delivered and receipt confirmed by the Purchaser by 7:30 a.m. C.S.T. (or C.D.S.T., as applicable), then the Commencement Date shall be the date of the delivery of the Put Notice. At no time shall the Purchaser be required to purchase more than the maximum Put Shares for a given Put Pricing Period.

     (f) DELIVERY OF PUT SHARES. Simultaneous with the delivery of the Put Notice, and as a condition of the Purchaser's obligation to purchase the Put Shares, the Company shall deliver to the Escrow Agent certificates evidencing the Put Shares together with any legal opinion necessary of their transfer. Such certificates shall bear no legends and shall be subject to no restrictions on transfer. The delivery of the Shares into the Purchaser's account in exchange for payment therefor shall be referred to herein as "Settlement".

     (g) PAYMENT. The Purchaser shall purchase and pay for the Put Shares on the Settlement Date. The amount of the payment for the Put Shares shall be determined by the product of (i) the number of Put Shares times (ii) the Purchase Price. Each time the Purchaser shall purchase Shares pursuant to a Put, the Purchaser shall wire to the Escrow Agent on the Settlement Date, funds equal to the Purchase Price for the Put Shares. Each such funding shall be accompanied by a Statement of Determination of Market Price in the form as attached hereto as Exhibit G. The Escrow Agent shall, within one Trading Day of the receipt of the funds representing the Purchase Price, wire funds equal to the Purchase Price of the Put Shares per the written instructions of the Company, net of applicable escrow expenses to the Escrow Agent.

     (h) PLAN OF DISTRIBUTION OF PUT SHARES. The Put Shares may be disposed of from time to time in one or more transactions, which may involve:

               (i) ordinary brokerage transactions and transactions in which the broker solicits purchasers; sales on the Nasdaq National Market, or any other Principal Market on which the shares trade at the time of sale, including directly with market makers acting as principal; privately-negotiated transactions, which include direct sales to purchasers and sales effected through agents; a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

               (ii) purchases by a broker or dealer as principal and resale by that broker or dealer for its own account;

               (iii) an exchange distribution in accordance with the rules of that exchange or transactions in the over-the-counter market;

               (iv) transactions otherwise than in the over-the-counter market;

               (v) the writing of put or call options on the securities;

               (vi) short sales of the shares and transactions covering short sales, provided, however, that the maximum number of Shares sold pursuant to such short sales shall not exceed the number of Put Shares for the applicable Put Period;

               (vii) the pledge of the security for any loan or obligation, including pledges to brokers or dealers who may, from time to time, themselves sell or transfer the securities or interest therein;

               (viii) the transfer of the securities by the Purchaser to its partners, members or shareholders; or

               (ix) a combination of any of the above.


     The sale price for any sales of Put Shares may be:

               (i) a fixed price;

               (ii) the market price prevailing at the time of sale;

               (iii) a price related to such prevailing market price;

               (iv) a negotiated price; or

               (v) such other price as the Purchaser may determine from time to time, including sales below the market price. In addition, the shares may also be sold in private transactions, block transactions to market makers, or other purchasers at a price per share which may be below the then current market price.

          SECTION 6.2. VOLUME AND PRICE DETERMINATIONS. Whenever in this Agreement or the Transactional Documents there is a reference to the trading "volume" of the Company's Common Stock, or a reference to the "bid" price of the Company's Common Stock, or any other similar term, then the data as provided by Bloomberg Financial L.P. ("Bloomberg") relating to any such matter shall be determinative. If for any reason Bloomberg discontinues the current services relating to these matters, the parties agree to proceed in good faith to agree upon a substitute source.

                                   ARTICLE VII

                                   TERMINATION

SECTION 7.1. TERM. The term of this Agreement shall begin on the date hereof and shall end 18 months from the Initial Effective Date or as otherwise set forth in
Section 7.2.

SECTION 7.2. OTHER TERMINATION.

     (a) COMPANY EVENT. This Agreement shall terminate upon one Trading Day's notice if (i) an event resulting in a Material Adverse Effect has occurred and has not been cured for a period of 60 days, (ii) the Common Stock is de-listed from the Principal Market unless such de-listing is in connection with the listing of the Common Stock on the Nasdaq National Market, Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, (iii) the Company files for protection from creditors under any applicable law, or (iv) if the Company elects, in its sole discretion, to terminate this Agreement.

     (b) PURCHASER EVENT. The Company may terminate this Agreement upon one Trading Day's notice if the Purchaser shall fail to fund a properly noticed Put within three Trading Days of a Settlement Date.

     (c) DELAYED EFFECTIVENESS. The Company may terminate this Agreement upon one Trading Day's notice if the SEC shall fail to declare the effectiveness of the Registration Statement within 90 days from the effective date of this Agreement. In such event, the Purchaser shall be entitled to retain the Initial Warrants and the neither party shall have any further rights or obligations hereunder.

SECTION 7.3. EFFECT OF TERMINATION.

     (a) FAILURE TO PERFORM. In the event of termination by the Company or the Purchaser, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in
Section 7.1 or 7.2 herein, this Agreement and other Transaction Documents (other than any previously issued Warrants (including any Performance Warrants or Undrawn Minimum Warrants that may have been earned under Section 5.3(f) or
Section 7.3(b), if applicable, and as the case may be)) shall become void and of no further force and effect, except for Sections 9.1 and 9.2, and Article VIII herein. Nothing in this Section 7.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement. If the Company is in violation of Section 5.3(c) above, then the Company shall be required to pay to the Purchaser an amount equal to 2% of the cost of any Common Stock then held by the Purchaser at the time of the violation for each 20-day period (or portion thereof) during which the Registration Statement is suspended. If the Registration Statement is suspended for more than 60 consecutive days, then at Purchaser's option, the Purchaser may terminate this Agreement and the Transaction Documents. Such termination shall cause the Company to issue the Undrawn Minimum Warrants as set forth in Section 7.3(b) below, unless the Purchaser shall have already been issued the Performance Warrants.

     (b) FAILURE TO DRAW MINIMUM. If the Company for any reason whatsoever (other than the termination by the Company under Section 7.2(c)) does not put to the Purchaser a sufficient number of shares of Common Stock to result in purchases of at least $2,500,000 during the term hereof, then the Company shall issue to the Purchaser additional warrants to purchase the Company's Common Stock in the form of Exhibit H attached hereto (the "Undrawn Minimum Warrants"). The Undrawn Minimum Warrants shall entitle the Purchaser to purchase Common Stock in an amount equal to $250,000 divided by the lowest closing bid price of the Company's Common Stock during the three-month period immediately preceding the termination date (the "Minimum Warrant Purchase Price"). The Undrawn Minimum Warrants shall entitle the Purchaser to purchase the shares of Common Stock for a period of five years from the date of such termination at a purchase price equal to the Minimum Warrant Purchase Price. For example, by way of illustration, if at the end of the Term of this Agreement, the Purchaser has purchased Put Shares totaling less than $2,500,000, and if the lowest closing bid price during the three-month period prior to such termination was $0.20 per share, then the Company shall issue to the Purchaser warrants to purchase 1,250,000 shares of the Company's Common Stock at a purchase price of $0.20 per share ($250,000 divided by $0.20 = 1,250,000 shares). The Common Stock underlying the Undrawn Minimum Warrants will be registered in accordance with the terms of the Registration Rights Agreement.

                                  ARTICLE VIII

                                 INDEMNIFICATION

SECTION 8.1. GENERAL INDEMNITY.

     (a) COMPANY INDEMNITY. The Company agrees to indemnify and hold harmless the Purchaser (and its managers, members, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

     (b) PURCHASER INDEMNITY. The Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any material inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser herein. Notwithstanding anything to the contrary herein, the Purchaser shall be liable under this Section 8.1 for only that amount as does not exceed the net proceeds to the Purchaser as a result of the sale of the Shares.

SECTION 8.2. INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this Article VIII (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs (including reasonable attorneys' fees, charges and disbursements) and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten Trading Days of written notice thereof to the indemnifying party so long as the Indemnified Party irrevocably agrees to refund such moneys, with interest, if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities to which the indemnifying party may be subject.

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1. FEES AND EXPENSES. Each of the parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement, except that the parties recognize that the Company has previously paid $7,500 in partial payment of the Purchaser's legal fees in the preparation, negotiation, execution, and delivery of this Agreement and the Transaction Documents. Upon execution of this Agreement, the Company shall pay to the Purchaser the balance of the Purchaser's legal fees and expenses in an amount not to exceed $7,500. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchaser in connection with any subsequent amendments, modifications or waivers of this Agreement, the Escrow Agreement or the Registration Rights Agreement or incurred in connection with the enforcement of this Agreement, the Escrow Agreement and the Registration Rights Agreement, including, without limitation, all reasonable attorneys' fees and expenses if such subsequent amendment, modification or waiver is at the request of the Company. The Company shall pay all taxes and duties levied in connection with issuance of the Shares pursuant hereto.

SECTION 9.2. SPECIFIC ENFORCEMENT. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

SECTION 9.3. ENTIRE AGREEMENT; AMENDMENT. The Transaction Documents contain the entire understanding of the parties with respect to the matters covered in the Transaction Documents, and neither the Company nor the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters other than those in such Transaction Documents. No provision of this

Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. Only the Purchaser may waive any condition to the closing of any Put.

SECTION 9.4. NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours or prior thereto where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours or prior thereto where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:     Pro Net Link Corp.
                                         645 Fifth Avenue, Suite 303
                                         New York, NY 10022
                                         Tel: (212) 688-8838
                                         Fax: (212) 319-4598
                                         E-mail: dwalker@pronetlink.com
                                         Attention:  David Walker

                  With copies to:        Kronish Lieb Weiner & Hellman LLC
(which shall not constitute              1114 Avenue of the Americas
notice)                                  New York, NY 10022
                                         Tel: (212) 479-6136
                                         Fax: (212) 479-6275
                                         E-mail:  shuttler@klwhllp.com
                                         Attention:  Steven Huttler

                  If to Purchaser:       Waveland Capital, LLC
                                         11501 N. Port Washington Road
                                         Suite 218
                                         Mequon, WI 53092
                                         E-mail: rhayes@wavelandcapitalllc.com
                                         Attention:  D. Rick Hayes

                  with copies to:        Campbell Bohn Killin Brittan & Ray, LLC
(which shall not constitute              270 St. Paul Street, Suite 270
notice)                                  Denver, CO 80206
                                         Tel: (303) 394-7209
                                         Fax: (303) 322-5800
                                         E-mail:  cschwartz@campbellbohn.com
                                         Attn: Chester P. Schwartz

                  If to Escrow Agent:    The Bank of New York
                                         Suite 520
                                         100 Ashford Center, North
                                         Atlanta, Georgia 30338

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

SECTION 9.5. WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

SECTION 9.6. HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 9.7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may not amend this Agreement or any rights or obligations hereunder without the prior written consent of the Company and the Purchaser

SECTION 9.8. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

SECTION 9.9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado, without giving effect to the choice of law provisions. The Company and the Purchaser agree to submit itself to the in personam jurisdiction of the state and federal courts situated in Denver, Colorado with regard to any controversy arising out of or relating to this Agreement. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of any judgment awarded in any controversy arising out of this Agreement or the other Transaction Documents. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.

SECTION 9.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

SECTION 9.11. PUBLICITY. Except as otherwise set forth in this paragraph, neither the Company nor the Purchaser shall issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement. After the Closing, the Company may issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement; provided, however, that prior to issuing any such press release, making any such public statement or announcement, the Company obtains the prior consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

SECTION 9.12. SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

SECTION 9.13. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

SECTION 9.14. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective only upon satisfaction of the conditions precedent to the Closing set forth in
Article I of the Escrow Agreement.

Executed this 29th day of March, 2001.

PRO NET LINK CORP.

By  /s/ Jean Pierre Collardeau
   ---------------------------------------
     Jean Pierre Collardeau, Its President


WAVELAND CAPITAL, LLC

By  /s/ D. Rick Hayes
   ---------------------------------------
     D. Rick Hayes, Its Manager

                                    EXHIBIT A

       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)


                        PUT NOTICE/COMPLIANCE CERTIFICATE

                               PRO NET LINK CORP.

     The undersigned hereby certifies, with respect to shares of Common Stock of Pro Net Link Corp. (the "Company") issuable in connection with this Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to the Common Stock Purchase Agreement dated as of March 29, 2001 (the "Agreement"), as follows:

     1. The undersigned is the duly appointed ___________ Officer of the Company.

     2. Except as set forth on the schedules attached hereto, the representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented in Article III of the Agreement.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company under the Agreement on or prior to the date of this Put Notice and has complied in all material respects with all of the Company's obligations and conditions contained in the Agreement.

     4. The number of Put Shares is _____________.

     5. The Floor Price, if any, is $__________.

     6. The Put Pricing Period shall commence on ____________.

     The undersigned has executed this Certificate this ___ day of_______, 200_.

PRO NET LINK, CORP.

By ______________________

         Its ________________

                                    EXHIBIT B

       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is dated as of March 29, 2001, between Waveland Capital, LLC, a Colorado limited liability company ("Purchaser") and Pro Net Link Corp., a Nevada corporation (the "Company").

     A. Simultaneous with the execution and delivery of this Agreement, pursuant to a Common Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and between the Purchaser and the Company, the Purchaser has committed to purchase up to $5,000,000 of the Company's Common Stock and the Company has agreed to issue to the Purchaser Initial Warrants, and, under certain circumstances, Performance Warrants, or Undrawn Minimum Warrants. Terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     B. The Company desires to grant to the Purchaser the registration rights set forth herein with respect to the Shares.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

                                   AGREEMENTS

     SECTION 1. REGISTRABLE SECURITIES. "Registrable Security" or "Registrable Securities" means all shares of the Common Stock of the Company registered pursuant to the Registration Statement pursuant to the terms and conditions set forth below. Such shares of the Common Stock and shall be in a sufficient number for the Company to cover the conversion of the Initial Warrants and, under certain circumstances, the Performance Warrants or the Undrawn Minimum Warrants (all as defined in the Purchase Agreement) based on the closing bid price of the Common Stock as of the date of the filing of the Registration Statement but not more than 20,000,000 shares. The shares of the Common Stock of the Company to be registered hereunder, including without limitation, those necessary to be issued as a result of the Put Notices and those necessary to be issued upon conversion of all Warrants, shall be referred to as the "Shares." The Registration Statement shall state that, in accordance with the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends. If at any time the total number of Shares issuable upon (i) exercise of the Initial Warrants plus (ii) either the Performance Warrants or the Undrawn Minimum Warrants, exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten business days after receipt of written notice from the Purchaser, file with the SEC an additional Registration Statement on Form SB-2 or any other applicable registration statement, to register such additional shares of Common Stock issuable as provided above that exceed the aggregate number of shares of Common Stock already registered. For purposes of determining when Purchaser may require the Company to register additional Shares as provided above, Purchaser shall only be eligible to request such registration during the first 10 Trading Days of a calendar month if the Purchaser shall calculate the average closing bid price of the Shares for the previous calendar month and, based upon that average bid price, determine the total number of Shares that would be issuable upon exercise of the total of the Initial Warrants and either the Performance Warrants or the Undrawn Minimum Warrants would exceed the Shares previously registered as aforesaid.

     SECTION 2. RESTRICTIONS ON TRANSFER. The Purchaser acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Shares as provided herein, the Shares are "restricted securities" as defined in Rule 144. The Purchaser understands that no disposition or transfer of the Shares may be made by Purchaser in the absence of (i) an opinion of counsel to the Purchaser, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

     With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Purchaser, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

     SECTION 3. REGISTRATION RIGHTS WITH RESPECT TO THE SHARES.

     (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within 30 days after the date hereof, a registration statement (on Form SB-2, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(d) hereof), in respect of Purchaser, so as to permit a public offering and resale of the Shares under the Securities Act by the Purchaser. The Company agrees to register such shares of the Company's Common Stock so as to have a total of 20,000,000 shares available for issuance to the Purchaser pursuant to the Purchase Agreement for resale by the Purchaser.

     (b) The Company shall use its best efforts to cause the Registration Statement to become effective within the earlier of (i) 75 days of the date hereof, or (ii) five days after receiving written notice of SEC clearance and will within such five days request acceleration of effectiveness. The Company will notify the Purchaser of the effectiveness of the Registration Statement within one Trading Day of such event.

     (c) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the date that all the Shares have been disposed of pursuant to the Registration Statement or until such earlier time as the Shares then held by Purchaser may be sold under Rule 144 under the Securities Act (the "Effectiveness Period").

     (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and a reasonable number of Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered.

     (e) The Purchaser and its counsel shall have a reasonable period, not to exceed five Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Purchaser with copies of any comment letters received from the Commission with respect thereto within two Trading Days of receipt thereof.

     (f) Upon reasonable request of Purchaser, the Company shall make reasonably available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Purchaser and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality. If the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchaser and the other parties entitled thereto by one firm of counsel designed by and on behalf of the Purchaser and other parties.

     (g) The Company shall qualify the Shares for sale in New York, Colorado, and such other states reasonably designated by the Purchaser (not to exceed a total of eight states with total filing fees and related expenses (including without limitation, reasonable attorneys fees) not to exceed $10,000) that allow for registration by coordination with SEC cleared registration statements, and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business or become a taxpayer in such state or require the Company to file therein any general consent to service of process.

     (h) The Company at its expense will supply the Purchaser with copies of the Registration Statement and other related documents in such quantities as may be reasonably requested by the Purchaser.

     (i) The Company shall not be required by this Section 3 to include the Purchaser's Shares in any Registration Statement which is to be filed if, in the opinion of counsel for both the Purchaser and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Purchaser and the Company) the proposed offering or other transfer as to which such registration is requested would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

     (j) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 3(k) below), the Purchaser shall not offer or sell any Shares or engage in any other transaction involving or relating to Shares, from the time of the giving of notice with respect to a Potential Material Event until the Purchaser receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event (the "Suspension Period"). Notwithstanding anything herein to the contrary, if a Suspension Period occurs between the Commencement Date and the Settlement Date relating to any Put, then the related Put Notice shall be deemed cancelled at the option of the Purchaser exercised in writing no later than (x) two Trading Days prior to the applicable Settlement Date and (y) one Trading Day following the end of the

Suspension Period, but in no event later than the scheduled Settlement Date related to such Put. If a Potential Material Event occurs prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than 30 calendar days. The Company must give the Purchaser notice of the existence of a Potential Material Event in writing at least two Trading Days prior to the first day of any Suspension Period, if lawful and/or possible to do so.

     (k) "Potential Material Event" means any of the following: (i) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

     SECTION 4. COOPERATION WITH COMPANY. The Purchaser will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Purchaser shall consent to be named as an underwriter in the Registration Statement. Purchaser acknowledges that in accordance with current Commission policy, the Purchaser will be named as the underwriter of the Shares in the Registration Statement.

     SECTION 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), exercise reasonable efforts to, subject to the Purchaser's assistance and cooperation as reasonably required:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Purchaser of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful reasonable efforts such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Effectiveness Period (except as otherwise provided in this Agreement) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) list such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

     (c) subject to Section 3, notify the Purchaser at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under
Section 5(a);

     (d) as promptly as practicable after becoming aware of such event, notify the Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take such lawful reasonable efforts to effect the withdrawal, recission or removal of such stop order or other suspension;

     (e) cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser reasonably may request and registered in such names as the Purchaser may request, pursuant to the Purchase Agreement;

     (f) take such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances; and

     (g) maintain a transfer agent for its Common Stock.

     SECTION 6. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act ("Distributing Purchaser") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Purchaser specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Purchaser with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if any Distributing Purchaser failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement, or any amendment or supplement thereto, to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where any Distributing Purchaser has any prospectus delivery requirements under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Purchaser agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have. Notwithstanding anything to the contrary herein, the Purchaser shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to any Purchaser as a result of the sale of Registrable Securities pursuant to the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof. The fees and expenses of such counsel, however, shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party. The fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Purchaser and the indemnifying party and the Purchaser shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Purchaser. In such event, the indemnifying party shall not have the right to assume the defense of such action on behalf of the Purchaser, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Purchaser, which firm shall be designated in writing by the Purchaser and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within 20 Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Purchaser on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any other provision of this Section 7, in no event shall Purchaser be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by the Purchaser from the sale of the Purchaser's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

     SECTION 8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

     SECTION 9. ASSIGNMENT. Neither this Agreement nor any rights of the Purchaser or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Purchaser pursuant to the Purchase Agreement other than through open-market sales, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Purchaser, the Purchaser's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Purchaser) who agrees to be bound hereby.

     SECTION 10. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     SECTION 11. REMEDIES AND SEVERABILITY. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

     SECTION 12. CONFLICTING AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the purchasers of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     SECTION 13. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Colorado applicable to contracts made in Colorado by persons domiciled in Denver, Colorado and without regard to its principles of conflicts of laws. Any action may be brought as set forth in the Purchase Agreement. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of any judgment rendered hereunder. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.

     Executed this 29th day of March, 2001.

PRO NET LINK CORP.

By
   ---------------------------------------
     Jean Pierre Collardeau, Its President

WAVELAND CAPITAL, LLC

By
   ---------------------------------------
     D. Rick Hayes, Manager

                                    EXHIBIT C

       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                  Pro Net Link Corp. and Waveland Capital, LLC)


                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made effective as of March 29, 2001, by and among Pro Net Link Corp., a corporation incorporated under the laws of Nevada (the "Company"), Waveland Capital, LLC, a Colorado limited liability company (the "Purchaser"), Corpfin.com, (the "Placement Agent") and The Bank of New York, having an address at Suite 520, 100 Ashford Center, North, Atlanta, Georgia 30338 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Common Stock Purchase Agreement referred to in the first recital.

                                    RECITALS

     A. The Purchaser will from time to time over an 18-month period, as requested by the Company, purchase shares of the Company's Common Stock from the Company as set forth in that certain Common Stock Purchase Agreement (the "Purchase Agreement") dated March 29, 2001, between the Purchaser and the Company. Under the terms of the Purchase Agreement, the Company will from time to time (but with a minimum of 15 days between Puts) put shares of its registered common stock to the Purchaser. The maximum number of Shares that may be put during any Put Period is equal to 15% of the aggregate trading volume of the Company's common stock as traded on the Principal Market during the 20 consecutive Trading Days immediately preceding the date of the Put Notice. The Purchaser will pay for the Put Shares on the 14th Trading Day following the date of the Put Notice. The Purchaser will deliver by wire transfer to the Escrow Agent the total purchase price for the Shares and will also deliver a calculation of the purchase price. The Escrow Agent will disburse the funds to the Company and the Purchaser as set forth below.

     B. The Company and the Purchaser have requested that the Escrow Agent, upon each exercise of a Put, hold the relevant documents including the certificates representing the securities issuable upon such Put and disburse the funds to the Company payable by the Purchaser for the Put Shares.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   AGREEMENTS

                                    ARTICLE I

                           GENERAL TERMS OF THE ESCROW

     SECTION 1.1. The parties hereby agree to establish an escrow account with the Escrow Agent. The Escrow Agent shall hold the funds and documents as set forth below.

     SECTION 1.2. Within 20 Trading Days following execution of the Purchase Agreement, the parties shall deliver to the Escrow Agent:

     (i)  the original executed Registration Rights Agreement;

     (ii) the original executed Escrow Agreement executed in by Purchaser and the Company;

     (iii) the original executed Purchase Agreement;

     (iv) the original executed Performance Warrant, and Undrawn Minimum Warrant; and

     (v)  current financial statements of the Company

     SECTION 1.3. Wire transfers to the Escrow Agent (not address for notice or delivery of documents) shall be made as follows:

                  Bank:  The Bank of New York
                  ABA #
                  GLA #
                  Reference TAS # _________________, XYZ Investment Company
                  Attn:

Only wire transfers shall be accepted.

                                   ARTICLE II

                      TERMS OF THE ESCROW FOR EACH PUT AND

                            FOR EXERCISE OF WARRANTS

     SECTION 2.1. Each time the Company sends a Put Notice to the Purchaser as provided in the Purchase Agreement, it shall also send a copy of such Put Notice, by facsimile, to the Escrow Agent and shall further deliver to the Escrow Agent within one Trading Day of the Put Notice one or more stock certificates of the Company (free and clear of all legends or other restrictions of any kind whatsoever) for the number of Shares equal to the Put Shares (the "Put Certificates"). The Company shall also deliver to the Escrow Agent the original executed attorney's opinion in the form of Exhibit D to the Purchase Agreement (the "Opinion") to the Purchaser. Escrow Agent shall give notice to Purchaser by facsimile within one Trading Day following receipt of the Put Certificates and the Opinion that Escrow Agent has received the Put Certificates and the Opinion.

     SECTION 2.2. Each time the Purchaser shall purchase Shares pursuant to a Put, the Purchaser shall wire to the Escrow Agent funds equal to the Purchase Price (as defined in the Purchase Agreement) for the Put Shares in the amount and pursuant to the schedule set forth in the Purchase Agreement. Each such funding shall be accompanied by a Statement of Determination of Market Price in the form as attached hereto as Exhibit A (the "Statement"), which Statement shall further set forth the Purchase Price. Purchaser shall send to the Company a copy of the Statement at least two Trading Days prior to any Settlement Date. Upon receipt of such funds and the Statement, the Escrow Agent shall send the Company by facsimile a copy of the Statement and shall provide notice that it has received the funds for such Put Shares.

     SECTION 2.3. Upon receipt of written confirmation from the transfer agent or from the Purchaser that such Put Shares have been transferred to the Purchaser and the Opinion and the supplemental prospectus have been delivered to the Purchaser, the Escrow Agent shall, within one Trading Day of the receipt of such notice, wire funds equal to the Purchase Price (as defined in the Purchase Agreement) of the Put Shares per the written instructions of the Company, net of $__ as escrow expenses to the Escrow Agent.

     SECTION 2.4. In the event that the Put Shares are not transferred to the Purchaser's account and the Opinion and supplemental prospectus are not delivered to the Escrow Agent as provided above, then Purchaser shall have the right to declare, by written notice, the Put Notice cancelled.

     SECTION 2.5. Within three Trading Days following the Settlement Date on which the Company has received a cumulative total of $2,500,000 from the Purchaser for the purchase of the Put Shares, the Escrow Agent shall deliver to the Purchaser the original Performance Warrant. The Escrow Agent shall fill in the number of Warrant Shares and amount of the Exercise Price in the first paragraph of the Performance Warrant pursuant to the Statement of Determination of Performance Warrant Exercise Price in the form as attached hereto as Exhibit B (the "Performance Warrant Statement"). The Performance Warrant Statement shall be delivered to the Company not more than two Trading Days following the Settlement Date on which the Company received funds that brought the cumulative total of funds received from the Purchaser to $2,500,000. The Performance Warrant Statement shall be delivered to the Escrow Agent by the Purchaser pursuant to the notice provisions of Section 3.10 below. The notice shall affirm that the Company has received a cumulative total of $2,500,000 from the Purchaser from the sale of Put Shares. The Escrow Agent shall deliver to the Purchaser the Performance Warrant within two Trading Days following its receipt of the Performance Warrant Statement.

     SECTION 2.6. Provided that the Performance Warrants have not been delivered to Purchaser as provided herein, on the earlier of (i) September 29, 2002, or
(ii) the termination of the Purchase Agreement for any reason (except for termination by the Company pursuant to Section 7.2(c) of the Purchase Agreement), the Escrow Agent shall deliver to the Purchaser the original Undrawn Minimum Warrant. The Escrow Agent shall fill in the number of Warrant Shares and amount of the Exercise Price in the first paragraph of the Undrawn Minimum Warrant pursuant to the Statement of Determination of Undrawn Mimimum Warrant Exercise Price in the form as attached hereto as Exhibit C (the "Undrawn Minimum Warrant Statement"). The Undrawn Minimum Warrant Statement shall be delivered to the Company and to the Escrow Agent by the Purchaser pursuant to the notice provisions of Section 3.10 below. The Escrow Agent shall deliver the Undrawn Minimum Warrant within two Trading Days following its receipt of the Undrawn Mimimum Warrant Statement. If Purchaser delivers the Undrawn Mimimum Warrant Statement prior to September 29, 2001, Purchaser shall affirm that the Purchase Agreement is terminated for reasons other than as set forth in Section 7.2 of the Purchase Agreement.

     SECTION 2.7. If the Company objects to the calculation set forth in either the Performance Warrant Statement or the Undrawn Minimum Warrant Statement, as the case may be, then the Company shall give notice to Purchaser within one Trading Day following delivery of such Statement. The parties shall make a good faith attempt to resolve any discrepancy in such Statement. If they are unable to resolve such discrepancy, the determination of the disputed issues shall be made by a representative of Bloomberg Financial L.P., and the cost of such determination shall be divided evenly between Purchaser and the Company.

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1 Escrow Agent shall not be liable to anyone for any damages, losses, or expense which they may incur as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Accordingly, Escrow

Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of Escrow Agent's counsel or counsel for any other party hereto, given with respect to any question relating to the duties and responsibilities of Escrow Agent under this Agreement or (ii) any action taken or omitted in reliance upon any instrument, including execution, or the identity or authority of any person executing such instrument, its validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall, in good faith, believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Escrow Agreement.

     SECTION 3.2 Escrow Agent shall not be bound in any way by any contract or agreement between other parties hereto, whether or not it has knowledge of any such contract or agreement or of its terms or conditions.

     SECTION 3.3 The parties hereto, jointly and severally, hereby agree to indemnify and, hold harmless Escrow Agent against any and all costs, losses, claims, damages, liabilities, expenses, including reasonable costs of investigation, court costs, and attorney's fees, and disbursements, which may be imposed upon Escrow Agent in connection with its acceptance of appointment as Escrow Agent hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof, and all such costs, expenses and disbursements shall be deducted from the income (if sufficient) or paid by the parties hereto, except for matters arising from the gross negligence or willful misconduct of Escrow Agent.

     SECTION 3.4 As security for such fees and expenses of Escrow Agent and any and all losses, claims, damages, liabilities and expenses incurred by Escrow Agent in connection with its acceptance of appointment hereunder, and with performance of the agreements herein contained, the Escrow Agent is hereby given a lien upon all assets held by Escrow Agent hereunder, which lien shall be prior to all other liens upon or claims against such assets.

     SECTION 3.5 In the event of any disagreement among any of the parties to this Agreement, or among them or any other person resulting in adverse claims and demands being made in connection with or from any property involved herein or affected hereby, Escrow Agent shall be entitled to refuse to comply with any such claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any property then held by it under this Escrow Agreement, and in so doing the Escrow Agent shall be entitled to continue to refrain from acting until (a) the right of adverse claimants shall have been finally settled by binding arbitration or finally adjudicated in a court assuming and having jurisdiction of the property involved herein or affected hereby or (b) all differences shall have been adjusted by agreement and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto.

     SECTION 3.6 In the event of such disagreement (or resignation under the terms of this Agreement), Escrow Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction all, money or property in its hands under the terms of this Agreement, together with such legal proceedings as it deems appropriate and thereupon to be discharged from all further duties under this Escrow Agreement. The filing of any such legal proceeding shall not deprive Escrow Agent of its compensation earned prior to such filing.

     SECTION 3.7 Escrow Agent shall have no obligation to take any legal, action in connection with this Escrow Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve it in any cost, expense, loss or liability unless security and indemnity shall be furnished.

     SECTION 3.8 This Agreement contains the entire understanding between and among the parties hereto, and shall be binding upon and inure to the benefit of such parties, and subject to its terms, their respective successors, heirs, assigns and legal representatives. Any corporation into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any corporation to which substantially all the corporate trust business of Escrow Agent may be transferred, shall, subject to the terms of the Escrow Agreement, be Escrow Agent under this Escrow Agreement without further act.

     SECTION 3.9 This Escrow Agreement is being delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the principles or rules governing conflicts of laws.

     SECTION 3.10 Notices, requests, demands or other communications required or permitted under this Escrow Agreement will be in writing and will be deemed given when actually delivered, received via facsimile notice for which a confirmation is received, or the third business day after said notice has been sent by certified mail, postage prepaid, return receipt requested to:

          If to Escrow Agent:       The Bank of New York
                                    Suite 520
                                    100 Ashford Center, North
                                    Atlanta, Georgia 30338
                                    Tel: _______________
                                    Fax: _______________
                                    E-mail:  _______________
                                    Attention: ________________

          If to Company:            Pro Net Link Corp.
                                    645 Fifth Avenue, Suite 303
                                    New York, NY 10022
                                    Tel: (212) 688-8838
                                    Fax: (212) 319-4598
                                    E-mail:  dwalker@pronetlink.com
                                    Attention:  David Walker

          With copies to:           Kronish Lieb Weiner & Hellman LLC
                                    1114 Avenue of the Americas
                                    New York, NY 10022
                                    Tel: (212) 479-6136
                                    Fax: (212) 479-6275
                                    E-mail:  shuttler@klwhllp.com
                                    Attention:  Steven Huttler

          If to Purchaser:          Waveland Capital, LLC
                                    11501 N. Port Washington Road
                                    Suite 218
                                    Mequon, WI 53092
                                    Tel: (262) 242-5460
                                    Fax: (262) 241-5470
                                    E-mail:  rhayes@wavelandcapitalllc.com
                                    Attention:  D. Rick Hayes
          With copies to:           Campbell Bohn Killin Brittan & Ray, LLC

                                    270 St. Paul Street, Suite 270
                                    Denver, CO 80206
                                    Tel: (303) 394-7209
                                    Fax: (303) 322-5800
                                    E-mail:  cschwartz@campbellbohn.com
                                    Attn: Chester P. Schwartz

          If to Placement Agent:    Corpfin.com
                                    3353 Peachtree Road, Suite 942
                                    Atlanta, GA 30326
                                    Tel: (404) 504-9129
                                    Fax: (404) 504-9126
                                    E-Mail: brooks@corpfin.com
                                    Attn: Brooks Donner

          or such other address as a party may specify in writing to other parties pursuant hereto.

     SECTION 3.11 This Escrow Agreement shall not be modified, revoked, released or terminated except in writing and signed by the parties hereto.

     SECTION 3.12 Should, at any time, any attempt be made to modify this Escrow Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or to modify this Escrow Agreement in any matter which Escrow Agent shall deem undesirable, or at any other time, Escrow Agent may resign by notifying the parties in writing, by certified mail to their respective addresses here and above set forth. Until (i) the acceptance by such successor Escrow Agent as shall be appointed by such parties; or (ii) 60 days following the date upon which notice was mailed, whichever occurs sooner, Escrow Agent's only remaining obligation shall be to perform its duties hereunder in accordance with the terms of this Escrow Agreement. If said 60 days have passed without the acceptance by such successor Escrow Agent as shall have been appointed by such parties, then the Escrow Agent may exercise its rights under item 8(b) (ii) of this Agreement.

     SECTION 3.13 The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The parties hereby acknowledge that the Escrow Agent is serving as the Escrow Agent of the Offering for the limited purposes set forth herein, and hereby agree that they will not represent or imply that the Escrow Agent, by serving as the escrow agent hereunder or otherwise, has investigated the desirability or advisability of this investment, or has approved, endorsed or passed upon the merits of this Offering or any related, offering. It is further agreed that no party shall in any way use the name "The Bank of New York" in any sales presentation or literature except in, the context of the duties of the Escrow Agent as escrow agent of the Offering in the strictest sense. Any breach or violation of this paragraph (h) shall be grounds for the immediate resignation by the Escrow Agent. This Escrow Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Executed as of this 29th day of March, 2001.

PRO NET LINK CORP.

By:
   ---------------------------------------
     Jean Pierre Collardeau, President and CEO

WAVELAND CAPITAL, LLC

By:
   ---------------------------------------
     D. Rick Hayes, Manager

ESCROW AGENT:
THE BANK OF NEW YORK

By: ___________________________

         Its ___________________

PLACEMENT AGENT:
CORPFIN.COM

By: __________________________

         Its __________________

                                    EXHIBIT D

       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)


Waveland Capital, LLC
11501 N. Port Washington Road
Suite 218
Mequon, WI 53092
Attention:  D. Rick Hayes

     Re: Common Stock Purchase Agreement Between Waveland Capital, LLC and ProNetLink Corp.

Ladies and Gentlemen:

     We have acted as special counsel for ProNetLink Corp., a Nevada corporation (the "Company"), in connection with the Common Stock Purchase Agreement by and between the Company and Waveland Capital, LLC a Colorado limited liability company (the "Purchaser"), dated as of March 29, 2001 (the "Purchase Agreement"), which provides for the issuance and sale by the Company of up to $5,000,000 of Common Stock (the "Shares") of the Company and the issuance of the Initial Warrants, and, under certain circumstances set forth therein, the Performance Warrants or the Undrawn Minimum Warrants (collectively, the "Warrants"). Capitalized terms used herein which are not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     In rendering the opinions set forth herein, we have examined originals or copies of the Purchase Agreement, forms of the Warrants to be issued by the Company, the Registration Rights Agreement between the Purchaser and the Company dated as of March 29, 2001 (the "Registration Rights Agreement"), and the Escrow Agreement between the Purchaser, the Company and The Bank of New York, dated as of March 29, 2001 (the "Escrow Agreement", and together with the Purchase Agreement, the Warrants and the Registration Rights Agreement, the "Agreements").

     As special counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as certified, facsimile or photostatic copies thereof, the authenticity of such latter documents and the accuracy of the statements contained in such documents, the legal capacity of natural persons, and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the transactions contemplated thereby without independent investigation or inquiry.

     As to all questions of fact material to the opinions expressed herein, we have relied, without independent verification or investigation, upon certificates and/or representations of the parties to the Agreements and public officials (where applicable), and upon the representations and warranties of the parties contained in the Agreements, and to the extent any such factual matters are stated herein, such statements are not our professional opinions, but merely a recitation of such factual matters from sources described herein.

     For purposes of this opinion, we have assumed (i) the due execution and delivery, pursuant to due authorization and legal capacity, of the Agreements by all parties thereto other than the Company, (ii) that the Agreements constitute the legal, valid and binding obligations of each party thereto other than the Company, enforceable against each party thereto other than the Company in accordance with their respective terms, and (iii) that the representations and warranties made by each party to the Agreements other than the Company in the Agreements and pursuant thereto are true and correct.

     Based on the foregoing, and subject to the limitations and assumptions set forth herein, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

     1. Each of the Agreements constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     2. To our knowledge, the execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.

     3. When issued in accordance with the terms of the Purchase Agreement and, if applicable, the Warrants, and when duly paid for, the Shares will be duly and validly issued, fully paid and nonassessable.

     4. The Registration Statement has been declared effective by the SEC and no stop order is in effect with respect to the Registration Statement.

     Our opinion set forth in Paragraph 1 as to enforceability is qualified to the extent that the enforceability of the Agreements may be limited by (i) general equitable principles and the exercise of judicial discretion (including, without limitation, the unavailability of specific performance as a remedy),
(ii) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting generally the enforcement of creditors' rights and
(iii) considerations of public policy which may limit the enforceability of provisions for indemnification or contribution. We express no opinion as to the enforceability of any provision of the Agreements (a) purporting to specify a manner of service of process which is an shall be acceptable in any proceeding,
(b) relating to jurisdiction, choice of law or selection of forum or venue, (c) under which the provisions of the Agreements are severable in the event a provision that is determined by a court to be an essential part of the agreed exchange is determined to be invalid or unenforceable, (d) under which any party waives any rights afforded to it under applicable law or public, including without limitation, any waiver of the right to a trial by jury, (e) under which a party is required to pay the legal fees of another party or (f) under which a party agrees to indemnify (or contribute to the indemnification of) another party (including, without limitation, Section 8 of the Purchase Agreement and Section 6 of the Registration Rights Agreement).

     Our opinion set forth in Paragraph 4 as to the effectiveness of the Registration Statement is based entirely on our conversations with the Securities and Exchange Commission on ________, 2001.

     We are admitted to practice law in the State of New York and do not purport to be expert with respect to the laws of the State of Colorado or the laws of the State of Nevada. Except as expressly stated in this paragraph, we do not purport to render any opinion with respect to matters not governed by the laws of the State of New York or the federal laws of the United States. To the extent the matters as to which we express an opinion herein are or purport to be governed by the substantive laws of the State of Colorado or the State of Nevada, we have assumed that such laws are identical to the substantive laws of the State of New York. We express no opinion as to the applicability to the subject transactions of the federal securities laws or of the state "Blue Sky" laws.

     Our opinion in Paragraph 2 as to violations of laws, rules and regulations ("Laws") is limited to cover only laws that, given the nature of the transaction and the parties to it, a lawyer in the relevant jurisdiction exercising customary diligence would reasonably recognize as being applicable.

     Our opinions expressed herein are based on the law in effect and the facts in existence on the date hereof, and we assume no obligation to revise or supplement our opinions should the law be changed by legislative action, judicial decision or otherwise or should any facts change after the date hereof. This letter is solely for your benefit in connection with the Agreements, and it may not be delivered to or relied upon by any other person or for any other purpose without our prior written consent.

Waveland Capital, LLC
11501 N. Port Washington Road
Suite 218
Mequon, WI 53092
Attention:  D. Rick Hayes

     Re: Common Stock Purchase Agreement Between Waveland Capital, LLC and ProNetLink Corp.

Ladies and Gentlemen:

     I have acted as special counsel for ProNetLink Corp., a Nevada corporation (the "Company"), in connection with the Common Stock Purchase Agreement by and between the Company and Waveland Capital, LLC a Colorado limited liability company (the "Purchaser"), dated as of March 29, 2001 (the "Purchase Agreement"), which provides for the issuance and sale by the Company of up to $5,000,000 of Common Stock (the "Shares") of the Company and the issuance of the Initial Warrants, and, under certain circumstances set forth therein, the Performance Warrants or the Undrawn Minimum Warrants (collectively, the "Warrants"). Capitalized terms used herein which are not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     In rendering the opinions set forth herein, I have examined originals or copies of the Purchase Agreement, forms of the Warrants to be issued by the Company, the Registration Rights Agreement between the Purchaser and the Company dated as of March 29, 2001 (the "Registration Rights Agreement"), and the Escrow Agreement between the Purchaser, the Company and The Bank of New York, dated as of March 29, 2001 (the "Escrow Agreement", and together with the Purchase Agreement, the Warrants and the Registration Rights Agreement, the "Agreements").

     As special counsel, I have made such legal and factual examinations and inquiries as I have deemed advisable or necessary for the purpose of rendering this opinion. In addition, I have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that I consider necessary or advisable for the purpose of rendering this opinion. In such examination I have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to me as originals, the conformity to original documents of all copies submitted to us as certified, facsimile or photostatic copies thereof, the authenticity of such latter documents and the accuracy of the statements contained in such documents, the legal capacity of natural persons, and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to my knowledge" refers to my current actual knowledge, without independent investigation or inquiry.

     As to all questions of fact material to the opinions expressed herein, I have relied, without independent verification or investigation, upon certificates and/or representations of the parties to the Agreements and public officials (where applicable), and upon the representations and warranties of the parties contained in the Agreements, and to the extent any such factual matters are stated herein, such statements are not my professional opinions, but merely a recitation of such factual matters from sources described herein.

     For purposes of this opinion, I have assumed (i) the due execution and delivery, pursuant to due authorization and legal capacity, of the Agreements by all parties thereto other than the Company, (ii) that the Agreements constitute the legal, valid and binding obligations of each party thereto other than the Company, enforceable against each party thereto other than the Company in accordance with their respective terms, and (iii) that the representations and warranties made by each party to the Agreements other than the Company in the Agreements and pursuant thereto are true and correct.

     Based on the foregoing, and subject to the limitations and assumptions set forth herein, and having due regard for such legal considerations as I deem relevant, I am of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in the State of New York.

     2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Shares and the Warrant Shares. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action. Each of the Agreements has been duly executed and delivered by the Company.

     3. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Charter (the "Charter") or By-Laws; or (ii) to my knowledge, except as set forth on Schedule 3 hereto, materially conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party.

     4. To my knowledge, the Company is not in violation of any terms of its Charter or Bylaws.

     5. When issued in accordance with the terms of the Purchase Agreement and, if applicable, the Warrants, and when duly paid for, the Shares will be free of any liens, encumbrances and preemptive or similar rights contained in the Company's Charter or Bylaws or, to my knowledge, in any agreement to which the Company is party, except as set forth in Schedule 2 hereto.

     6. To my knowledge, except as disclosed in the SEC Documents and in
Schedule 6 hereto, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations except for such as would not, individually or in the aggregate, have a Material Adverse Effect. To my knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, except as described in the SEC Documents or the Agreements or as set forth in Schedule 6 hereto.

     7. To my knowledge, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as described in the SEC Documents or the Agreements or as set forth in Schedule 7 hereto.

     My opinion set forth in Paragraph 1 as to the good standing of the Company
(i) in Nevada is based solely on my review of a certificate of good standing from the Secretary of State of Nevada dated _____ __, 2001 and (ii) in New York is based solely on my review of a certificate of good standing from the Secretary of State of the State of New York dated ______ __, 2001.

     I am admitted to practice law in the State of New York and do not purport to be expert with respect to the laws of the State of Colorado or the laws of the State of Nevada. Except as expressly stated in this paragraph, I do not purport to render any opinion with respect to matters not governed by the laws of the State of New York or the federal laws of the United States. To the extent the matters as to which we express an opinion herein are or purport to be governed by the substantive laws of the State of Colorado or the State of Nevada, I have assumed that such laws are identical to the substantive laws of the State of New York. I express no opinion as to the applicability to the subject transactions of the registration requirements of state "Blue Sky" laws.

     My opinions expressed herein are based on the law in effect and the facts in existence on the date hereof, and I assume no obligation to revise or supplement our opinions should the law be changed by legislative action, judicial decision or otherwise or should any facts change after the date hereof. This letter is solely for your benefit in connection with the Agreements, and it may not be delivered to or relied upon by any other person or for any other purpose without our prior written consent.

                                    EXHIBIT E

       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)


                             STOCK PURCHASE WARRANT

                 To Purchase1,465,416 shares of Common Stock of

                               PRO NET LINK CORP.

THIS CERTIFIES that, for value received, Waveland Capital, LLC, a Colorado limited liability company (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after September 29, 2001 (the "Initial Exercise Date") and on or prior to the close of business on March 28, 2006 (the "Termination Date") but not thereafter, to subscribe for and purchase from Pro Net Link Corp., a corporation incorporated in Nevada (the "Company"), up to 1,465,416 shares (the "Warrant Shares") of Common Stock, $0.001 par value per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $0.1706. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Common Stock Purchase Agreement dated as of March 29, 2001 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     1. TITLE TO WARRANT. This Warrant and all rights hereunder are non-transferable except as otherwise set forth herein, in whole or in part. Notwithstanding the above, the Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant shall be fully transferable.

     2. AUTHORIZATION OF SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. EXERCISE OF WARRANT.

          (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and on or before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

          (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares or within five Trading Days thereafter, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          (c) This Warrant shall also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

               (A) = the average of the closing bid prices per share of Common Stock for the five Trading Day-period preceding the date of such election on the OTC Bulletin Board, ("Market Price") or if the Common Stock is not traded on the OTC Bulletin Board, then the Principal Market in terms of volume, and converted into US Dollars;

               (B) = the Exercise Price of the Warrants; and

               (X) = the number of Warrant Shares for which the Holder intends to exercise of the Warrants in accordance with the terms of this Warrant.

               For example, by way of illustration, if the average of the closing bid prices of the Common Stock on the five Trading-Day preceding the date of exercise of the option is $0.50, and the Exercise Price of the Warrants is $0.20, and the number of Warrant Shares being exercised is 1.0 million shares, then the Holder would be entitled to receive a certificate for 600,000 shares of Common Stock pursuant to the cashless exercise [.50 - .20 = .30. .30 times 1,000,000 = 300,000. 300,000 divided by .50 = 600,000].

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

     5. CHARGES, TAXES AND EXPENSES; ISSUANCE OF CERTIFICATES FOR WARRANT. Shares issuable hereunder shall be issued without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

     7. TRANSFER, DIVISION AND COMBINATION.

          (a) Subject to compliance with any applicable securities laws, and upon obtaining the prior written consent of the Company (which it may grant in its sole discretion), transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 50,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain books for the registration and the registration of transfer of the Warrants.

     8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price and any applicable taxes as set forth in Section 3(a) above, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

          (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date set by the Company for any such transaction, if any, for such event.

     12. MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of Warrant Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any Other Property. The foregoing provisions of this Section 12 shall similarly apply to successive mergers, consolidations or disposition of assets.

     13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. NOTICE OF CORPORATE ACTION. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation;

          then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such, reclassification, merger, consolidation, sale, transfer or disposition, and (ii) in the case of any such merger, consolidation, sale, transfer or disposition, at least 20 days' prior written notice of the date when the same shall take place. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

     16. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

     The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any transfer of assets, consolidation, merger, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     17. MISCELLANEOUS.

          (a) Jurisdiction. This Warrant shall constitute a contract under the laws of Colorado, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

          (b) Restrictions. The parties acknowledge that the Warrant Shares acquired upon the exercise of this Warrant, at all times will be registered in accordance with the provisions of, and subject to all of the provisions of, the Registration Rights Agreement.

          (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party shall operate as a waiver of such right or otherwise prejudice such party's rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder, provided the Holder is the initial holder or a permitted assign.

          (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: As of March 29, 2001


PRO NET LINK CORP.

By
   ----------------------
   John Pierre Collardeau
   Its President

         The foregoing terms and conditions are acknowledged this 29th day of March, 2001.

WAVELAND CAPITAL, LLC

By
   ----------------------
   D. Rick Hayes
   Its Manager

FORM TO BE USED TO EXERCISE WARRANT:

Pro Net Link Corp.

-----------------
New York, NY

Date:  _____________________, 20___

     The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ________ shares of Common Stock of Pro Net Link Corp. and hereby makes payment of $____________ (at the rate of $_________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

OR

     The undersigned hereby elects irrevocably to convert its right to purchase ____________ shares of Common Stock purchasable under the within Warrant into
__________ shares of Common Stock of __________________________________________
(based on a "Market Price" of $________ per share of Common Stock). Please issue the Common Stock in accordance with the instructions given below.


--------------------------------------------
Signature


---------------------------
Signature Guaranteed

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:  ________________________________________________________
         (Print in Block Letters)

Address:_______________________________________________________
Form to be used to assign Warrant:

                                   ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

     FOR VALUE RECEIVED, ________________________________ does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of
_________________________________ (the "Company") evidenced by the within
Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:   ____________________, 20____



--------------------------------------------
Signature

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                    EXHIBIT F
       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)


                             STOCK PURCHASE WARRANT

               To Purchase _____________ shares of Common Stock of

                               PRO NET LINK CORP.

THIS CERTIFIES that, for value received, Waveland Capital, LLC, a Colorado limited liability company (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on ________, 200_ [A DATE FIVE YEARS AFTER THE DATE HEREOF] (the "Termination Date") but not thereafter, to subscribe for and purchase from Pro Net Link Corp., a corporation incorporated in Nevada (the "Company"), up to ___________ shares (the "Warrant Shares") of Common Stock, $0.001 par value per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $___. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Common Stock Purchase Agreement dated as of March 29, 2001 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     1. TITLE TO WARRANT. This Warrant and all rights hereunder are non-transferable except as otherwise set forth herein, in whole or in part. Notwithstanding the above, the Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant shall be fully transferable.

     2. AUTHORIZATION OF SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. EXERCISE OF WARRANT.

     (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and on or before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

          (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares or within five Trading Days thereafter, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          (c) This Warrant shall also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

               (A) = the average of the closing bid prices per share of Common Stock for the five Trading Day-period preceding the date of such election on the OTC Bulletin Board, ("Market Price") or if the Common Stock is not traded on the OTC Bulletin Board, then the Principal Market in terms of volume, and converted into US Dollars;

               (B) = the Exercise Price of the Warrants; and

               (X) = the number of Warrant Shares for which the Holder intends to exercise the Warrants in accordance with the terms of this Warrant.

               For example, by way of illustration, if the average of the closing bid prices of the Common Stock on the five Trading-Day preceding the date of exercise of the option is $0.50, and the Exercise Price of the Warrants is $0.20, and the number of Warrant Shares being exercised is 1.0 million shares, then the Holder would be entitled to receive a certificate for 600,000 shares of Common Stock pursuant to the cashless exercise [.50 - .20 = .30. .30 times 1,000,000 = 300,000. 300,000 divided by .50 = 600,000].

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

     5. CHARGES, TAXES AND EXPENSES; ISSUANCE OF CERTIFICATES FOR WARRANT. Shares issuable hereunder shall be issued without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

     7. TRANSFER, DIVISION AND COMBINATION.

          (a) Subject to compliance with any applicable securities laws, and upon obtaining the prior written consent of the Company (which it may grant in its sole discretion), transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 50,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly transferred, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain books for the registration and the registration of transfer of the Warrants.

     8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price and any applicable taxes as set forth in Section 3(a) above, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date set by the Company for any such transaction, if any, for such event.

     12. MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of Warrant Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any Other Property. The foregoing provisions of this Section 12 shall similarly apply to successive mergers, consolidations or disposition of assets.

     13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. NOTICE OF CORPORATE ACTION. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation;

          then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such, reclassification, merger, consolidation, sale, transfer or disposition, and (ii) in the case of any such merger, consolidation, sale, transfer or disposition, at least 20 days' prior written notice of the date when the same shall take place. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

     16. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any transfer of assets, consolidation, merger, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     17. MISCELLANEOUS.

          (a) Jurisdiction. This Warrant shall constitute a contract under the laws of Colorado, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

          (b) Restrictions. The parties acknowledge that the Warrant Shares acquired upon the exercise of this Warrant, at all times will be registered in accordance with the provisions of the Registration Rights Agreement.

          (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party shall operate as a waiver of such right or otherwise prejudice such party's rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder, provided the Holder is the initial holder or a permitted assign.

          (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: ____________, 200_


PRO NET LINK CORP.

By
   ----------------------
   John Pierre Collardeau
   Its President

     The foregoing terms and conditions are acknowledged this ___ day of _______, 2001.

WAVELAND CAPITAL, LLC

By
   ----------------------
   D. Rick Hayes
   Its Manager

FORM TO BE USED TO EXERCISE WARRANT:

Pro Net Link Corp.

-----------------
New York, NY

Date:  _____________________, 20___

     The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ________ shares of Common Stock of Pro Net Link Corp. and hereby makes payment of $____________ (at the rate of $_________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

OR

     The undersigned hereby elects irrevocably to convert its right to purchase ____________ shares of Common Stock purchasable under the within Warrant into
__________ shares of Common Stock of __________________________________________
(based on a "Market Price" of $________ per share of Common Stock). Please issue the Common Stock in accordance with the instructions given below.


--------------------------------------------
Signature


---------------------------
Signature Guaranteed

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:  ________________________________________________________
         (Print in Block Letters)

Address:_______________________________________________________
Form to be used to assign Warrant:

                                   ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

     FOR VALUE RECEIVED, ________________________________ does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of
_________________________________ (the "Company") evidenced by the within
Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:   ____________________, 20____



--------------------------------------------
Signature

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                    EXHIBIT G
       (Attached to and made a part of the Common Stock Purchase Agreement
                                  By and Among
      Pro Net Link, Corp., Waveland Capital, LLC, and The Bank of New York)




                   STATEMENT OF DETERMINATION OF MARKET PRICE

     This Statement of Determination of Market Price is dated this __ day of ________, 200_, and is delivered pursuant to Section 6.1(g) of the Common Stock Purchase Agreement (the "Purchase Agreement") entered into on March 29, 2001, between Pro Net Link, Corp. (the "Company") and Waveland Capital, LLC (the "Purchaser"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

     1. DATE OF PUT NOTICE. The date of the Put Notice is ____________, 200_.

     2. LOWEST CLOSING BID PRICES. The three lowest closing bid prices for the Shares from the period beginning on __________, 200_ [THE COMMENCEMENT DATE] and ending on ________________, 200_ [TEN TRADING DAYS AFTER THE COMMENCEMENT DATE], are $__, on ________, 200_, $__, on ________, 200_, and
     $__, on ________, 200_.

     3. AVERAGE OF LOWEST CLOSING BID PRICES. The average of the three lowest closing bid prices set forth in paragraph 2 above is $__.

     4. NUMBER OF PUT SHARES. The number of Put Shares for this Put is ___________ shares.

     5. MARKET PRICE. The Market Price for the Put Shares is $______________ [THE PRODUCT OF THE NUMBER OF PUT SHARES SET FORTH IN PARAGRAPH 4 ABOVE TIMES THE AVERAGE LOWEST CLOSING BID PRICE SET FORTH IN PARAGRAPH 3 ABOVE].

     6. PURCHASE PRICE. The Purchase Price for the Put Shares is $____________ [90% OF THE MARKET PRICE SET FORTH IN PARAGRAPH 5 ABOVE].

     The undersigned affirms that the matters set forth in this Statement of Determination of Market Price are true and correct based upon the published reports of Bloomberg Financial, L.P.

                              WAVELAND CAPITAL, LLC

     By
        ----------------------
        D. Rick Hayes, Manager

                                    EXHIBIT H
       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)



                             STOCK PURCHASE WARRANT

               To Purchase _____________ shares of Common Stock of

                               PRO NET LINK CORP.

THIS CERTIFIES that, for value received, Waveland Capital, LLC, a Colorado limited liability company (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on ________, 200_ [A DATE FIVE YEARS AFTER THE DATE HEREOF] (the "Termination Date") but not thereafter, to subscribe for and purchase from Pro Net Link Corp., a corporation incorporated in Nevada (the "Company"), up to ___________ shares (the "Warrant Shares") of Common Stock, $0.001 par value per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $___. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Common Stock Purchase Agreement dated as of March __, 2001 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     1. TITLE TO WARRANT. This Warrant and all rights hereunder are non-transferable except as otherwise set forth herein, in whole or in part. Notwithstanding the above, the Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant shall be fully transferable.

     2. AUTHORIZATION OF SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. EXERCISE OF WARRANT.

          (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and on or before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

          (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares or within five Trading Days thereafter, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          (c) This Warrant shall also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

               (A) = the lowest closing bid price per share of Common Stock for the three month-period preceding the date of such election on the OTC Bulletin Board, ("Market Price") or if the Common Stock is not traded on the OTC Bulletin Board, then the Principal Market in terms of volume, and converted into US Dollars;

               (B) = the Exercise Price of the Warrants; and

               (X) = the number of Warrant Shares for which the Holder intends to exercise the Warrants in accordance with the terms of this Warrant.

               For example, by way of illustration, if the lowest closing bid price of the Common Stock on the three month-period preceding the date of exercise of the option is $0.50, and the Exercise Price of the Warrants is $0.20, and the number of Warrant Shares being exercised is
          1.0 million shares, then the Holder would be entitled to receive a certificate for 600,000 shares of Common Stock pursuant to the cashless exercise [$0.50 - $0.20 = $0.30. $0.30 times 1,000,000 =
          300,000. 300,000 divided by .50 = 600,000].

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

     5. CHARGES, TAXES AND EXPENSES; ISSUANCE OF CERTIFICATES FOR WARRANT. Shares issuable hereunder shall be issued without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

     7. TRANSFER, DIVISION AND COMBINATION.

          (a) Subject to compliance with any applicable securities laws, and upon obtaining the prior written consent of the Company (which it may grant in its sole discretion), transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 50,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly transferred, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain books for the registration and the registration of transfer of the Warrants.

     8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price and any applicable taxes as set forth in Section 3(a) above, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date set by the Company for any such transaction, if any, for such event.

     12. MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of Warrant Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any Other Property. The foregoing provisions of this Section 12 shall similarly apply to successive mergers, consolidations or disposition of assets.

     13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. NOTICE OF CORPORATE ACTION. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation;

          then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such, reclassification, merger, consolidation, sale, transfer or disposition, and (ii) in the case of any such merger, consolidation, sale, transfer or disposition, at least 20 days' prior written notice of the date when the same shall take place. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

     16. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any transfer of assets, consolidation, merger, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     17. MISCELLANEOUS.

          (a) Jurisdiction. This Warrant shall constitute a contract under the laws of Colorado, without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

          (b) Restrictions. The parties acknowledge that the Warrant Shares acquired upon the exercise of this Warrant, at all times will be registered in accordance with the provisions of the Registration Rights Agreement.

          (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party shall operate as a waiver of such right or otherwise prejudice such party's rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder, provided the Holder is the initial holder or a permitted assign.

          (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: ____________, 200_


PRO NET LINK CORP.

By
   ----------------------
   John Pierre Collardeau
   Its President

     The foregoing terms and conditions are acknowledged this __ day of _______, 200_.

WAVELAND CAPITAL, LLC


By
   ----------------------
   D. Rick Hayes
   Its Manager

FORM TO BE USED TO EXERCISE WARRANT:

Pro Net Link Corp.

-----------------
New York, NY

Date:  _____________________, 20___

     The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ________ shares of Common Stock of Pro Net Link Corp. and hereby makes payment of $____________ (at the rate of $_________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

OR

     The undersigned hereby elects irrevocably to convert its right to purchase ____________ shares of Common Stock purchasable under the within Warrant into
__________ shares of Common Stock of __________________________________________
(based on a "Market Price" of $________ per share of Common Stock). Please issue the Common Stock in accordance with the instructions given below.


--------------------------------------------
Signature


---------------------------
Signature Guaranteed

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name:  ________________________________________________________
         (Print in Block Letters)

Address:_______________________________________________________
Form to be used to assign Warrant:

                                   ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

     FOR VALUE RECEIVED, ________________________________ does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of
_________________________________ (the "Company") evidenced by the within
Warrant and does hereby authorize the Company to transfer such right on the books of the Company.


Dated:   ____________________, 20____


--------------------------------------------
Signature

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                SCHEDULES, PART 3
       (Attached to and made a part of the Common Stock Purchase Agreement
                                 By and Between
                 Pro Net Link, Corp. and Waveland Capital, LLC)


SCHEDULE 3.1 (C)  CAPITALIZATION
     None.

SCHEDULE 3.1 (E)  NO CONFLICTS
     None.

SCHEDULE 3.1 (F)  SEC DOCUMENTS, FINANCIAL STATEMENTS
     None.

SCHEDULE 3.1 (G)  SUBSIDIARIES
     None.

SCHEDULE 3.1 (H)  NO MATERIAL ADVERSE EFFECT
     None.

SCHEDULE 3.1 (I)  NO UNDISCLOSED LIABILITIES
     None.

SCHEDULE 3.1 (K)  INDEBTEDNESS
     None.

SCHEDULE 3.1 (L)  TITLE TO ASSETS
     None.

SCHEDULE 3.1 (M)  ACTIONS PENDING
     None.

SCHEDULE 3.1 (P)  CERTAIN FEES
     None.

SCHEDULE 3.1 (R)  OPERATION OF BUSINESS
     None.

SCHEDULE 3.1 (S)  INSURANCE
     None.

SCHEDULE 3.1 (U)  MATERIAL AGREEMENTS
     None.

SCHEDULE 3.1 (V)  TRANSACTIONS WITH AFFILIATES
     None.

SCHEDULE 3.1 (X)  EMPLOYEES
     None.

SCHEDULE 3.1 (Y)  ABSENSE OF CERTAIN DEVELOPMENTS
     None.

SCHEDULE 3.1 (Z)  GOVERNMENTAL APPROVALS
     None.